SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 1, 2004

MANATRON, INC.
(Exact name of registrant as
specified in its charter)

Commission File Number: 0-15264

Michigan (State or other jurisdiction of incorporation)	38-1983228 (IRS Employer Identification no.)

510 E. Milham Avenue Portage, Michigan (Address of principal executive offices)	49002 (Zip Code)

Registrant's telephone number,
including area code:  (269) 567-2900

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(c)	Exhibits:

		99.1	Press Release dated June 1, 2004.

Item 9.          Regulation FD Disclosure.

          On June 1, 2004, Manatron issued the press release attached as Exhibit 99.1, relating to the sale of its Judicial Product Line. This Report and the Exhibit are furnished to, and not filed with, the Commission.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2004	MANATRON, INC. (Registrant)
	By:	/s/ Krista L. Inosencio
Krista L. Inosencio Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Manatron, Inc. Press Release dated June 1, 2004. This Exhibit is furnished to, and not filed with, the Commission.